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                        SECURITIES & EXCHANGE COMMISSION
                                Washington, D.C.



                                   FORM 8-K/A
                                (AMENDMENT NO. 1)

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                     THE SECURITIES AND EXCHANGE ACT OF 1934



        Date of Report (Date of Earliest Event Reported):  April 29, 2003



                                    A21, INC.
                                    ---------
             (Exact Name of Registrant as Specified in its Charter)





     Texas                           333-68213                 74-2896910
     -----                           ---------                 ----------
(Jurisdiction of Incorporation)  (Commission File Number)    (I.R.S. Employer
                                                          Identification Number)



     One EmbarcaderoCenter, Suite 500, San Francisco, CA                  94111
     ---------------------------------------------------               --------
          (Address of Principal Executive Offices)                    (Zip Code)


       Registrant's Telephone Number, Including Area Code:  (415) 284-2121



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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

          As previously reported in the Form 8-K filed by the Registrant on May 6, 2003, Registrant dismissed Grassi & Co. CPAs, P.C., as Registrant's independent accountants, effective April 29, 2003,

     Grassi has provided Registrant with a letter, dated May 6, 2003, addressed to the Securities and Exchange Commission stating its agreement with the statements contained in such Form 8-K. A copy of such letter is filed as
Exhibit 16 hereto.

ITEM 7.          FINANCIAL STATEMENTS AND EXHIBITS.

    (6) Exhibits.

        The exhibits listed below are filed as part of this report:

16. Letter, dated May 6, 2003, from Grassi & Co., CPAs, P.C. to the Securities and Exchange Commission.

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          a21, Inc.
                                         (Registrant)


May 7, 2003                              By:/s/ Haim Ariav
                                           ---------------
                                         Haim Ariav
                                         President

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